                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)           September 29, 2000
                                                  ------------------------------

                                                  Highland Bancorp, Inc.
                   -------------------------------------------------------------
                   (Exact Name of Registrant as Specified in Charter)



          Delaware                   0-29668                     95-4654552
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                  (IRS Employer
      Of Incorporation)            File Number)              Identification No.)




  601 S. Glenoaks Boulevard, Second Floor, Burbank, CA                 91502
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code      (909) 383-2200
                                                    ------------------


         (Former Name or Former Address, if Changed Since Last Report)


Item 2.  Acquisition or Disposition of Assets.


         (a) On September 29, 2000 (the "Effective Date"), the acquisition of Highland Bancorp, Inc. (the "Registrant") by Jackson Federal Bank, a federally chartered savings bank ("Jackson"), was completed pursuant to the terms of the previously announced Agreement and Plan of Merger, dated April 24, 2000 ("the Agreement"), entered into by and among the Registrant, Highland Federal Bank, Registrant's wholly-owned federally chartered savings bank subsidiary, and Jackson. As of the Effective Date, each issued and outstanding share of common stock of the Registrant was converted into the right to receive $25.45 per share in cash, in accordance with the terms and conditions of the Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

Exhibit 2 Agreement and Plan of Merger dated April 24, 2000, by and among the Registrant, Highland Federal Bank and Jackson.

Exhibit 99.1 Press release issued by Jackson, dated October 2, 2000, announcing the completion of the acquisition of the Registrant by Jackson.


                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HIGHLAND BANCORP, INC.

Date:      October 2, 2000           By:           /s/ D. Tad Lowrey
       -------------------------          ------------------------------------
                                          D. Tad Lowrey, Chief Executive Officer